EXHIBIT 4.6

                                   SCHEDULE II
                       SCHEDULE OF ADDITIONAL PROVISIONS

EXTENSION ELECTION:

         This Note will mature on the Initial Stated Maturity Date, unless the maturity of all or any portion of the principal amount of this Note is extended in accordance with the procedures described below. In no event will the maturity of this Note be extended beyond the Final Stated Maturity Date.

         During a notice period relating to an Election Date (as defined below) the Holder may elect to extend the maturity of all or any portion of the principal amount of this Note (in any multiple of $1,000) so that the maturity of this Note will be extended to the Corresponding Maturity Date (as defined below) for the immediately following Election Date, provided, however, if such maturity date is not a Business Day, the maturity of this Note will be the immediately preceding Business Day. The "Election Dates" are the 15th day of each March, June, September, and December, if such day is not a Business Day, the next day that is a Business Day, commencing on June 15, 2007, and ending on March 15, 2010. The respective "Corresponding Maturity Date" for each Election Date is the 15th day of the 24th calendar month following the Election Date for which an election to extend is made. If no election is made, the maturity date of this Note is the Corresponding Maturity Date for the immediately preceding Election Date.

         To make an effective election, the Holder must deliver a notice of election during the notice period for an Election Date substantially in the form attached hereto as Exhibit A (an "Election Notice") duly completed and, in the event of an election to extend the maturity of only a portion of the principal of this Note, this Note. The notice period for an Election Date begins on the 6th Business Day prior to the Election Date and ends on the Business Day immediately preceding the Election Date. The Holder's Election Notice must be delivered to the Paying Agent through the normal clearing system channels, no later than the close of business in New York City on the last Business Day in the notice period, at which time such notice becomes irrevocable.

         If, with respect to any Election Date, the Holder does not make an election to extend the maturity of all or a portion of the principal amount of this Note, the principal amount of this Note for which the Holder has failed to make such an election will become due and payable on the earlier of the Initial Stated Maturity Date or such later Corresponding Maturity Date related to the relevant Election Date on which the maturity of this Note was previously extended or if such day is not a Business Day, the immediately preceding Business Day. The principal amount of this Note for which such election is not exercised will be represented by a new note substantially in the form attached hereto as Exhibit B (each a "Short Term Note") issued as of such Election Date and Schedule A hereto shall be annotated as of such Election Date to reflect the corresponding decrease in the principal amount hereof. Each Short Term Note so issued will have the same terms as this Note, except that it will not be extendible, will have the relevant

                   Hartford Life Global Funding Trust 2007-003
                                     SII - 1

CUSIP number specified below and its maturity date will be the earlier of the Initial Stated Maturity Date or such later Corresponding Maturity Date related to the relevant Election Date on which the maturity of this Note was not extended, or, if such day is not a Business Day, the immediately preceding Business Day. The failure to elect to extend the maturity of all or any portion of the principal of this Note will be irrevocable and will be binding upon any subsequent holder of this Note.

         The Trust and the Indenture Trustee shall deem this Note canceled as to any portion hereof for which a duly completed Election Notice and, if applicable, this Note are not delivered to the Paying Agent during the notice period for any Election Date.

         If, with respect to any Election Date under this Note, the Holder does not extend the maturity of all of the principal amount of this Note, the Paying Agent, on behalf of the Trust, shall immediately (but in no event later than the third (3rd) Business Day following the relevant Election Date) notify Hartford Life of the amount not extended which shall be the principal amount of the Funding Agreement redeemed on the applicable maturity date.

SPREAD:

         The spread for the Notes for the indicated periods is as follows:

---------------------------------------------------------------------------------------- ---------------
                                                  PERIOD                                     SPREAD
---------------------------------------------------------------------------------------- ---------------
From and including the Issuance Date to but not including March 15, 2009                 + 0.02%
---------------------------------------------------------------------------------------- ---------------
From and including March 15, 2009 to but not including March 15, 2010                    + 0.03%
---------------------------------------------------------------------------------------- ---------------
From and including March 15, 2010 to but not including the Final Stated Maturity Date    + 0.04%
---------------------------------------------------------------------------------------- ---------------

CUSIP NUMBERS:

         The CUSIP numbers for each possible Short Term Note shall be as follows with regard to each possible maturity date for such Short Term Note:

--------------------------------------- --------------------------------------
             CUSIP NUMBER                           MATURITY DATE
--------------------------------------- --------------------------------------
              41659EFN2                            March 15, 2009
--------------------------------------- --------------------------------------
              41659EFP7                             June 15, 2009
--------------------------------------- --------------------------------------
              41659EFQ5                          September 15, 2009
--------------------------------------- --------------------------------------
              41659EFR3                           December 15, 2009
---------------------------------------- --------------------------------------
              41659EFS1                            March 15, 2010
--------------------------------------- --------------------------------------
              41659EFT9                             June 15, 2010
--------------------------------------- --------------------------------------
              41659EFU6                          September 15, 2010
--------------------------------------- --------------------------------------
              41659EFV4                           December 15, 2010
--------------------------------------- --------------------------------------
              41659EFW2                            March 15, 2011
--------------------------------------- --------------------------------------
              41659EFX0                             June 15, 2011
--------------------------------------- --------------------------------------
              41659EFY8                          September 15, 2011
--------------------------------------- --------------------------------------
              41659EFZ5                           December 15, 2011
--------------------------------------- --------------------------------------

                   Hartford Life Global Funding Trust 2007-003
                                     SII - 2

                                   SCHEDULE A

         The initial aggregate principal amount of the Note evidenced by the Certificate to which this Schedule is attached is $300,000,000. The notations on the following table evidence decreases in the aggregate principal amount of the Note evidenced by such Certificate:

-------------------------- ------------------------------ --------------------------------- --------------------------
Election Date              Decreases in  Principal        Principal Amount of this Note     Notation by Security
                           Amount of this Note            Remaining After Such Decrease     Registrar
-------------------------- ------------------------------ --------------------------------- --------------------------
-------------------------- ------------------------------ --------------------------------- --------------------------

-------------------------- ------------------------------ --------------------------------- --------------------------

-------------------------- ------------------------------ --------------------------------- --------------------------

-------------------------- ------------------------------ --------------------------------- --------------------------

-------------------------- ------------------------------ --------------------------------- --------------------------

-------------------------- ------------------------------ --------------------------------- --------------------------

-------------------------- ------------------------------ --------------------------------- --------------------------

-------------------------- ------------------------------ --------------------------------- --------------------------

-------------------------- ------------------------------ --------------------------------- --------------------------

-------------------------- ------------------------------ --------------------------------- --------------------------

-------------------------- ------------------------------ --------------------------------- --------------------------

-------------------------- ------------------------------ --------------------------------- --------------------------





                   Hartford Life Global Funding Trust 2007-003
                                     SII - 3

                                    EXHIBIT A
                                    ---------
                             FORM OF ELECTION NOTICE

The undersigned hereby elects to extend the maturity of the Hartford Life Global Funding Trust 2007-003 Secured Medium-Term Note (CUSIP 41659EFM4) (the "Note") (or the portion thereof specified below) with the effect provided in said Note by delivering this Election Notice duly completed by the Holder of said Note, and in the event of an election to extend the maturity of only a portion of the principal amount of said Note, by surrendering said Note to the Paying Agent at the following address:

                  The Bank of New York Trust Company, N.A.
                  4 New York Plaza, 15th Floor
                  New York, NY 10004

or such other address of which the Paying Agent shall from time to time notify the Holders of the Notes.

If the option to extend the maturity of less than the entire principal amount of said Note is elected, specify the portion of said Note (which shall be $1,000 or an integral multiple of $1,000 in excess thereof) as to which the Holder elects to extend the maturity: $_________; and specify the denomination or denominations (which shall be $1,000 or an integral multiple of $1,000 in excess thereof) of the Notes in the form attached to said Note as Exhibit B to be issued to the Holder for the portion of said Note to which the option to extend the maturity is not being elected (in absence of any such specification one such Note in the form of said Exhibit B will be issued for the portion as to which the option to extend maturity is not being made): $__________.

Date:____________________

                                        ________________________________
                                        NOTICE:  The  signature on this Election
                                        Notice must correspond with the name as written upon the face of the Note in every particular, without alteration or enlargement or any change whatever.





                   Hartford Life Global Funding Trust 2007-003
                                      A - 1

                                    EXHIBIT B
                                    ---------
                             FORM OF SHORT-TERM NOTE

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE (HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE INDENTURE) OR A NOMINEE OF A DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST (HEREINAFTER DEFINED) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND UNLESS ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               REGISTERED NO.:                CUSIP NO.:                                            PRINCIPAL AMOUNT: U.S. $
Issuance Date:                                                                   Floating Rate Note: [X] Yes [ ] No.
Settlement Date:                                                                 If yes, Regular Floating Rate Notes [X] / Inverse
Issue Price: 100%                                                                Floating Rate Notes [ ]
Stated Maturity Date:  ___________, or if such day is not a                           Fixed Interest Rate:
    Business Day, the immediately preceding Business Day.                        Floating Rate/ Fixed Rate Notes: [ ]
Securities Exchange Listing: [ ] Yes [X] No. If yes, indicate name(s) of              Fixed Interest Rate:
    Securities Exchange(s):______________________________.                            Fixed Rate Commencement Date:
Depositary: The Depository Trust Company.                                        Interest Rate Basis(es):
Authorized Denominations: $1,000 integral amounts.                               CD Rate [ ]
Collateral held in the Trust:  Hartford Life Insurance Company Funding           CMT Rate [ ]
    Agreement No. FA-407003, all proceeds of the Funding Agreement and all       Designated CMT Telerate Page:
    rights and books and records pertaining to the foregoing.                             If Telerate Page 7052: [ ] Weekly Average
Additional Amounts to be Paid: [ ] Yes [X] No                                                                    [ ] Monthly Average
Interest Rate or Formula:                                                             Designated CMT Maturity Index:
Fixed Rate Note: [  ] Yes [X] No. If yes,                                             Commercial Paper Rate [ ]
    Interest Rate:                                                                    Federal Funds Rate [ ]
    Interest Payment Dates:                                                               LIBOR [X]
    Additional/Other Terms:                                                              [X] LIBOR Reuters Page:  LIBOR 01
Amortizing Note: [ ] Yes [X] No. If yes, Amortization schedule or formula:               [ ] LIBOR Moneyline Telerate Page:
    Additional/Other Terms:                                                               LIBOR Currency: U.S. Dollars
Discount Note: [ ] Yes [X] No. If yes, Total Amount of Discount:                       Prime Rate [ ]
    Initial Accrual Period of Discount:                                                Treasury Rate [ ]
    Interest Payment Dates:                                                      Index Maturity: Three month.
    Additional/Other Terms:                                                      Spread:  See attached Schedule II.
                                                                                 Spread Multiplier: Not applicable.
                                                                                 Initial Interest Rate, if any:


                   Hartford Life Global Funding Trust 2007-003
                                      B - 1

Redemption Provisions: [X] Yes [ ]  No.   If yes,                          Initial Interest Reset Date:  __________; provided
    Initial Redemption Date:  Any day on or after the                        that if such day is not a Business Day, such
    Issuance Date.                                                           Interest Reset Date will be the next succeeding
    Redemption Dates: Any day on or after the Issuance Date.                 day that is a Business Day, unless that succeeding
    Initial Redemption Percentage: 100%                                      Business Day would fall in the next calendar
    Annual Redemption Percentage Reduction, if any:  N/A                     month, in which case such Interest Reset Date will
    Additional/Other Terms:  Notwithstanding anything on the                 be the immediately preceding Business Day.
    reverse hereof to the contrary, the Trust may redeem this Note         Interest Reset Dates: The 15th day of each June,
    on any day, provided that the Trust has provided written notice to       September, December and March; provided that if
    the Holder hereof not more than twenty (20) nor less than fifteen        such day is not a Business Day, such Interest
    15) calendar days prior to the proposed redemption date.                 Reset Date will be the next succeeding day that
Repayment Provisions: [ ] Yes [X] No. If yes,                                is  a Business Day, unless that succeeding Business
    Repayment Date(s):                                                       Day would fall in the next calendar month, in
    Repayment Price:                                                         which case such Interest Reset Date will be the
    Additional/Other Terms:                                                  immediately preceding Business Day.
Regular Record Date(s): 15 days prior to each Interest                     Interest Determination Date(s):  As provided herein.
Payment Date.                                                              Interest Payment Dates: The 15th day of each June,
Sinking Fund: None.                                                          September, December and March; provided that (1)
Day Count Convention: Actual/360.                                            if such Interest Payment Date (other than the
Specified Currency:  U.S. Dollars.                                           maturity date) is not a Business Day, such
Exchange Rate Agent: Not Applicable                                          Interest Payment Date will be the next succeeding
                                                                             day that is a Business Day, unless that succeeding
                                                                             Business Day would fall in the next calendar
                                                                             month, in which case such Interest Payment Date
                                                                             will be the immediately preceding Business Day and
                                                                             (2) the final Interest Payment Date of this Note
                                                                             will be the maturity date of this Note.
                                                                           Maximum Interest Rate, if any: Not applicable.
                                                                           Minimum Interest Rate, if any: Not applicable.
                                                                           Additional/Other Terms:  See attached Schedule II.
                                                                           Calculation Agent:  The Bank of New York Trust
                                                                           Company, N.A.




         The Hartford Life Global Funding Trust designated above (the "Trust"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the Principal Amount specified above on the Stated Maturity Date specified above and, if so specified above, to pay interest thereon from the Issuance Date specified above or from the most recent Interest Payment Date specified above to which interest has been paid or duly provided for at the rate per annum determined in accordance with the provisions on the reverse hereof and as specified above, until the principal hereof is paid or made available for payment. Unless otherwise specified above, payments of principal, premium, if any, and interest hereon will be made in the lawful currency of the United States of America ("U.S. Dollars" or "United States dollars"). If the Specified Currency specified above is other than U.S. Dollars, the Holder (as defined in the Indenture) shall receive such payments in such Foreign Currency (as hereinafter defined). The "Principal Amount" of this Note at any time means (1) if this Note is a Discount Note (as hereinafter defined), the Amortized Face Amount (as hereinafter defined) at such time (as defined in SECTION 3(C) on the reverse hereof) and (2) in all other cases, the Principal Amount hereof. Capitalized terms not otherwise defined herein shall have their meanings set forth in the Indenture, dated as of the Issuance Date (the "Indenture"), between The Bank of New York Trust Company, N.A., as the indenture trustee (the "Indenture Trustee"), and the Trust, or on the face hereof.

This Note will mature on the Stated Maturity Date, unless its principal (or any installment of its principal) becomes due and payable prior to the Stated Maturity Date, whether, as applicable, by the declaration of acceleration of maturity, notice of redemption by the Trust or otherwise (the Stated Maturity Date or any date prior to the Stated Maturity Date on which this Note becomes due and payable, as the case may be, is referred to as the "MATURITY DATE").

A "DISCOUNT NOTE" is any Note that has an Issue Price that is less than 100% of the Principal Amount thereof by more than a percentage equal to the product of 0.25% and the number of full years to the Stated Maturity Date.



                   Hartford Life Global Funding Trust 2007-003

Unless otherwise specified above, the interest payable on each Interest Payment Date or the Maturity Date will be the amount of interest accrued from and including the Issuance Date or from and including the last Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to, but excluding, such Interest Payment Date or the Maturity Date, as the case may be.

Unless otherwise specified above, the interest payable on any Interest Payment Date will be paid to the Holder on the Regular Record Date for such Interest Payment Date, which Regular Record Date shall be the fifteenth (15th) calendar day, whether or not a Business Day, immediately preceding the related Interest Payment Date; PROVIDED that, notwithstanding any provision of the Indenture to the contrary, interest payable on any Maturity Date shall be payable to the Person to whom principal shall be payable; and PROVIDED, FURTHER, that unless otherwise specified above, in the case of a Note initially issued between a Regular Record Date and the Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the Issuance Date and ending on such Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date.

Payments of principal of, and premium, if any, and interest and other amounts due and owing, if any, will be made through the Indenture Trustee to the account of DTC or its nominee and will be made in accordance with depositary arrangements with DTC.

Unless otherwise specified on the face hereof, the Holder hereof will not be obligated to pay any administrative costs imposed by banks in making payments in immediately available funds by the Trust. Unless otherwise specified on the face hereof, any tax assessment or governmental charge imposed upon payments hereunder, including, without limitation, any withholding tax, will be borne by the Holder hereof.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon shall have been executed by the Indenture Trustee pursuant to the Indenture, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.










                   Hartford Life Global Funding Trust 2007-003

         IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed, by manual or facsimile signature.

                            HARTFORD LIFE GLOBAL FUNDING TRUST 2007-003

Dated: [o]                  By:  Wilmington Trust Company, not in its individual
                            capacity  but solely as Delaware Trustee.



                            By: __________________________________
                                Authorized Officer





                          CERTIFICATE OF AUTHENTICATION

         This is one of the Notes of the Hartford Life Global Funding Trust specified on the face of this Note and referred to in the within-mentioned Indenture.


                            THE BANK OF NEW YORK TRUST COMPANY, N.A.
                            As Indenture Trustee

Dated:  [o]

                            By: _____________________________
                                authorized officer





                   Hartford Life Global Funding Trust 2007-003
                                      B - 4

                                [REVERSE OF NOTE]

SECTION 1. GENERAL. This Note is one of a duly authorized issue of Notes of the Trust. The Notes are issued pursuant to the Indenture.

SECTION 2. CURRENCY.

         (a) Unless specified otherwise on the face hereof, this Note is denominated in, and payments of principal, premium, if any, and/or interest, if any, will be made in U.S. Dollars. If specified as the Specified Currency, this Note may be denominated in, and payments of principal, premium, if any, and/or interest, if any, may be made in a single currency other than U.S. Dollars (a "Foreign Currency"). If this Note is denominated in a Foreign Currency, the Holder of this Note is required to pay for this Note in the Specified Currency.

         (b) Unless specified otherwise on the face hereof, if this Note is denominated in a Foreign Currency, the Trust is obligated to make payments of principal of, and premium, if any, and interest, if any, on, this Note in the Specified Currency. Any amounts so payable by the Trust in the Specified Currency will be converted by the Exchange Rate Agent into U.S. Dollars for payment to the Holder hereof unless otherwise specified on the face of this Note or the Holder elects, in the manner described below, to receive these amounts in the Specified Currency. If this Note is denominated in a Foreign Currency, any U.S. Dollar amount to be received by the Holder hereof will be based on the bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from a recognized foreign exchange dealer (which may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Trust for the purchase by the quoting dealer of the Specified Currency for U.S. Dollars for settlement on that payment date in the aggregate amount of the Specified Currency payable to all Holders of the Notes scheduled to receive U.S. Dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holders of the Notes by deductions from any payments. If a bid quotation is not available, payments will be made in the Specified Currency. If this Note is denominated in a Foreign Currency, the Holder of this Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and/or interest, if any, in the Specified Currency by submitting a written request to the Indenture Trustee at its Corporate Trust Office in The City of New York on or prior to


                   Hartford Life Global Funding Trust 2007-003 the applicable Regular Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. This written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. This election will remain in effect until revoked by written notice delivered to the Indenture Trustee on or prior to a Regular Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. The Holder of a Note denominated in a Foreign Currency to be held in the name of a broker or nominee should contact their broker or nominee to determine whether and how an election to receive payments in the Specified Currency may be made. Unless specified otherwise on the face hereof, if the Specified Currency is other than U.S. Dollars, a beneficial owner of a Note represented by a Global Note which elects to receive payments of principal, premium, if any, and/or interest, if any, in the Specified Currency must notify the participant through which it owns its interest on or prior to the applicable Regular Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be, of its election. The applicable participant must notify DTC of its election on or prior to the third Business Day after the applicable Regular Record Date or at least 12 calendar days prior to the Maturity Date, as the case may be, and DTC will notify the Indenture Trustee of that election on or prior to the fifth Business Day after the applicable Regular Record Date or at least ten calendar days prior to the Maturity Date, as the case may be. If complete instructions are received by the participant from the applicable beneficial owner and forwarded by the participant to DTC, and by DTC to the Indenture Trustee, on or prior to such dates, then the applicable beneficial owner will receive payments in the Specified Currency.

         (c) The Trust will indemnify the Holder hereof against any loss incurred as a result of any judgment or order being given or made for any amount due under this Note and that judgment or order requiring payment in a currency (the "Judgment Currency") other than the Specified Currency, and as a result of any variation between: (i) the rate of exchange at which the Specified Currency amount is converted into the Judgment Currency for the purpose of that judgment or order; and (ii) the rate of exchange at which the Holder, on the date of payment of that judgment or order, is able to purchase the Specified Currency with the amount of the Judgment Currency actually received.

         (d) Unless otherwise specified on the face hereof, if payment hereon is required to be made in a Foreign Currency and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Trust's control, then the Trust will be entitled to make payments with respect hereto in U.S. Dollars on the basis of the Market Exchange Rate (as hereinafter defined), computed by the Exchange Rate Agent, on the second Business Day prior to the particular payment or, if the Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate.

         (e) The "Market Exchange Rate" for the Foreign Currency shall mean the noon dollar buying rate in The City of New York for cable transfers for the Foreign Currency as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York.

         (f) All determinations made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof.

         (g) All costs of exchange in respect of this Note, if denominated in a Foreign Currency, will be borne by the Holder hereof.

SECTION 3.  DETERMINATION OF INTEREST RATE AND CERTAIN OTHER TERMS.

         (a) FIXED RATE NOTES. If this Note is specified on the face hereof as a "Fixed Rate Note":

           (i) This Note will bear interest at the rate per annum specified on the face hereof. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.


                   Hartford Life Global Funding Trust 2007-003

           (ii) Unless otherwise specified on the face hereof, the Interest Payment Dates for this Note will be as follows:

                 INTEREST PAYMENT FREQUENCY        INTEREST PAYMENT DATES
                 -----------------------------     -----------------------------
                 Monthly                           Fifteenth    day   of    each
                                                   calendar month,  beginning in
                                                   the  first   calendar   month
                                                   following the month this Note
                                                   was issued.

                 Quarterly                         Fifteenth  day of every third
                                                   calendar month,  beginning in
                                                   the  third   calendar   month
                                                   following the month this Note
                                                   was issued.

                 Semi-annual                       Fifteenth  day of every sixth
                                                   calendar month,  beginning in
                                                   the  sixth   calendar   month
                                                   following the month this Note
                                                   was issued.

                 Annual                            Fifteenth    day   of   every
                                                   twelfth    calendar    month,
                                                   beginning   in  the   twelfth
                                                   calendar month  following the
                                                   month this Note was issued.

           (iii) If any Interest Payment Date or the Maturity Date of this Note falls on a day that is not a Business Day, the Trust will make the required payment of principal, premium, if any, and/or interest or other amounts on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.

       (b) FLOATING RATE NOTES. If this Note is specified on the face hereof as a "Floating Rate Note":

           (i) INTEREST RATE BASIS. Interest on this Note will be determined by reference to the applicable Interest Rate Basis or Interest Rate Bases, which may, as described below, include the CD Rate, the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate, LIBOR, the Prime Rate or the Treasury Rate (each as defined below) in accordance with a schedule attached hereto.

           (ii) EFFECTIVE RATE. The rate derived from the applicable Interest Rate Basis will be determined in accordance with the related provisions below. The interest rate in effect on each day will be based  on:  (1) if that  day is an  Interest  Reset  Date,  the  rate determined as of the Interest Determination Date immediately preceding that Interest Reset Date; or (2) if that day is not an Interest Reset Date, the rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date.

           (iii) SPREAD; SPREAD MULTIPLIER; INDEX MATURITY. The "Spread" is the number of basis points (one one-hundredth of a percentage point) specified on the face hereof to be added to or subtracted from the related Interest Rate Basis or Interest Rate Bases applicable to this Note. The "Spread Multiplier" is the percentage specified on the


                   Hartford Life Global Funding Trust 2007-003 face hereof of the related Interest Rate Basis or Interest Rate Bases applicable to this Note by which the Interest Rate Basis or Interest Rate Bases will be multiplied to determine the applicable interest rate. The "Index Maturity" is the period to maturity of the instrument or obligation with respect to which the related Interest Rate Basis or Interest Rate Bases will be calculated.

           (iv) REGULAR FLOATING RATE NOTE. Unless this Note is specified on the face hereof as a Floating Rate/Fixed Rate Note or an Inverse Floating Rate Note, this Note (a "Regular Floating Rate Note") will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Interest Rate Bases: (1) multiplied by the applicable Spread Multiplier, if any; and/or (2) plus or minus the applicable Spread, if any. Commencing on the first Interest Reset Date, the rate at which interest on this Regular Floating Rate Note is payable will be reset as of each Interest Reset Date; provided, HOWEVER, that the interest rate in effect for the period, if any, from the Issuance Dateto the first Interest Reset Date will be the Initial Interest Rate.

           (v) FLOATING RATE/FIXED RATE NOTES. If this Note is specified on the face hereof as a "Floating Rate/Fixed Rate Note", this Note will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Interest Rate Bases: (1) multiplied by the applicable Spread Multiplier, if any; and/or (2) plus or minus the applicable Spread, if any. Commencing on the first Interest Reset Date, the rate at which this Floating Rate/Fixed Rate Note is payable will be reset as of each Interest Reset Date; PROVIDED, HOWEVER, that: (A) the interest rate in effect for the period, if any, from the Issuance Date to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof; and (B) the interest rate in effect commencing on the Fixed Rate Commencement Date will be the Fixed Interest Rate, if specified on the face hereof, or, if not so specified, the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date.

           (vi) INVERSE FLOATING RATE NOTES. If this Note is specified on the face hereof as an "Inverse Floating Rate Note", this Note will bear interest at the Fixed Interest Rate minus the rate determined by reference to the applicable Interest Rate Basis or Interest Rate
           Bases: (1) multiplied by the applicable Spread Multiplier, if any; and/or (2) plus or minus the applicable Spread, if any; PROVIDED, HOWEVER, that interest on this Inverse Floating Rate Note will not be less than zero. Commencing on the first Interest Reset Date, the rate at which interest on this Inverse Floating Rate Note is payable will be reset as of each Interest Reset Date; PROVIDED, HOWEVER, that the interest rate in effect for the period, if any, from the Issuance Date to the first Interest Reset Date will be the Initial Interest Rate.

           (vii) INTEREST RESET DATES. The period between Interest Reset Dates will be the "Interest Reset Period." Unless otherwise specified on the face hereof, the Interest Reset Dates will be, in the case of this Floating Rate Note if by its terms it resets: (1) daily--each Business Day; (2) weekly--the Wednesday of each week, with the exception of any weekly reset Floating Rate Note as to which the Treasury Rate is an applicable Interest Rate Basis, which will reset the Tuesday of each week; (3) monthly--the fifteenth day of each calendar month; (4) quarterly--the fifteenth day

                   Hartford Life Global Funding Trust 2007-003
           of every third calendar month, beginning in the third calendar month following the month in which the Issuance Date occurred; (5) semi-annually--the fifteenth day of every sixth calendar month, beginning in the sixth calendar month following the month in which the Issuance Date occurred; and (6) annually--the fifteenth day of every twelfth calendar month, beginning in the twelfth calendar month following the month in which the Issuance Date occurred; PROVIDED, HOWEVER, that, with respect to a Floating Rate/Fixed Rate Note, the rate of interest thereon will not reset after the particular Fixed Rate Commencement Date. If any Interest Reset Date for this Floating Rate Note would otherwise be a day that is not a Business Day, the particular Interest Reset Date will be postponed to the next succeeding Business Day, except that in the case of a Floating Rate Note as to which LIBOR is an applicable Interest Rate Basis and that Business Day falls in the next succeeding calendar month, the particular Interest Reset Date will be the immediately preceding Business Day.

           (viii) INTEREST DETERMINATION DATES. The interest rate applicable to a Floating Rate Note for an Interest Reset Period commencing on the related Interest Reset Date will be determined by reference to the applicable Interest Rate Basis as of the particular "Interest Determination Date", which will be: (1) with respect to the Commercial Paper Rate, Federal Funds Rate and the Prime Rate--the Business Day immediately preceding the related Interest Reset Date;
           (2) with respect to the CD Rate and the CMT Rate--the second Business Day preceding the related Interest Reset Date; (3) with respect to LIBOR--the second London Banking Day preceding the related Interest Reset Date, unless the applicable LIBOR Currency is (A) pounds sterling, in which case the Interest Determination Date - will be the related Interest Reset Date, or (B) euro, in which case the Interest Determination Date will be the second TARGET Settlement Day (as defined below) preceding the applicable Interest Reset Date; and (4) with respect to the Treasury Rate--the day of the week in which the related Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (i.e., Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday); PROVIDED, HOWEVER, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the Interest Determination Date will be the preceding Friday. The
           Interest Determination Date pertaining to a Floating Rate Note, the interest rate of which is determined with reference to two or more Interest Rate Bases, will be the latest Business Day which is at least two Business Days before the related Interest Reset Date for the applicable Floating Rate Note on which each Interest Reset Basis is determinable. "TARGET SETTLEMENT DAY" means a day on which the TARGET System is open.

           (ix) CALCULATION DATES. The interest rate applicable to each Interest Reset Period will be determined by the Calculation Agent on or prior to the Calculation Date (as defined below), except with respect to LIBOR, which will be determined on the particular Interest Determination Date. Upon request of the Holder of a Floating Rate Note, the Calculation Agent will disclose the interest rate then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next succeeding Interest Reset Date with respect to such Floating Rate

                   Hartford Life Global Funding Trust 2007-003

           Note. The "CALCULATION DATE", if applicable, pertaining to any Interest Determination Date will be the earlier of: (1) the tenth calendar day after the particular Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day; or
           (2) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

           (x) MAXIMUM OR MINIMUM INTEREST RATE. If specified on the face hereof, this Note may have either or both of a Maximum Interest Rate or a Minimum Interest Rate. If a Maximum Interest Rate is so designated, the interest rate for a Floating Rate Note cannot ever exceed such Maximum Interest Rate and in the event that the interest rate on any Interest Reset Date would exceed such Maximum Interest Rate (as if no Maximum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Maximum
           Interest Rate. If a Minimum Interest Rate is so designated, the interest rate for a Floating Rate Note cannot ever be less than such Minimum Interest Rate and in the event that the interest rate on any Interest Reset Date would be less than such Minimum Interest Rate (as if no Minimum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Minimum Interest Rate. Notwithstanding anything to the contrary contained herein, the interest rate on a Floating Rate Note shall not exceed the maximum interest rate permitted by applicable law.

           (xi) INTEREST PAYMENTS. Unless otherwise specified on the face hereof, the Interest Payment Dates will be, in the case of a Floating Rate Note which resets: (1) daily, weekly or monthly--the fifteenth day of each calendar month or on the fifteenth day of every third calendar month, beginning in the third calendar month following the month in which the Issuance Date occurred, as specified on the face hereof; (2) quarterly--the fifteenth day of every third calendar month, beginning in the third calendar month following the month in which the Issuance Date occurred; (3) semi-annually--the fifteenth day of every sixth calendar month, beginning in the sixth calendar month following the month in which the Issuance Date occurred; and
           (4) annually--the fifteenth day of every twelfth calendar month, beginning in the twelfth calendar month following the month in which the Issuance Date occurred. In addition, the Maturity Date will also be an Interest Payment Date. If any Interest Payment Date other than the Maturity Date for this Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day, except that in the case of a Floating Rate Note as to which LIBOR is an applicable Interest Rate Basis and that Business Day falls in the next succeeding calendar month, the particular Interest Payment Date will be the immediately preceding Business Day. If the Maturity Date of a Floating Rate Note falls on a day that is not a Business Day, the Trust will make the required payment of principal, premium, if any, and interest or other amounts on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.

           (xii) ROUNDING. Unless otherwise specified on the face hereof, all percentages resulting from any calculation on this Floating Rate Note will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a

                   Hartford Life Global Funding Trust 2007-003 percentage point rounded upwards. All dollar amounts used in or resulting from any calculation on this Floating Rate Note will be rounded, in the case of U.S. Dollars, to the nearest cent or, in the case of a Foreign Currency, to the nearest unit (with one-half cent or unit being rounded upwards).

           (xiii) INTEREST FACTOR. With respect to a Floating Rate Note, accrued interest is calculated by multiplying the principal amount of such Note by an accrued interest factor. The accrued interest factor is computed by adding the interest factor calculated for each day in the particular Interest Reset Period. The interest factor for each day will be computed by dividing the interest rate applicable to such day by 360, in the case of a Floating Rate Note as to which the CD Rate, the Commercial Paper Rate, the Federal Funds Rate, LIBOR or the Prime Rate is an applicable Interest Rate Basis, or by the actual number of days in the year, in the case of a Floating Rate Note as to which the CMT Rate or the Treasury Rate is an applicable Interest Rate Basis. The interest factor for a Floating Rate Note as to which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only the Interest Rate Basis specified under "Additional/Other Terms" applied.

           (xiv) DETERMINATION OF INTEREST RATE BASIS. The Calculation Agent shall determine the rate derived from each Interest Rate Basis in accordance with the following provisions.

               (1) CD RATE NOTES. If the Interest Rate Basis is the CD Rate, this Note shall be deemed a "CD Rate Note." Unless otherwise specified on the face hereof, "CD Rate" means, from the Issuance Date to the first Interest Reset Date, the Initial Interest Rate, if any, and thereafter:

                   (A) the rate on the particular Interest Determination Date for negotiable United States dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) (as defined below) under the caption "CDs (secondary market)"; or

                   (B) if the rate referred to in clause (A) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date for negotiable United States dollar certificates of deposit of the particular Index Maturity as published in H.15 Daily Update (as defined below), or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "CDs (secondary market)"; or

                   (C) if the rate referred to in clause (B) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on that Interest Determination Date, of three leading non-bank dealers in negotiable United States dollar certificates of deposit in The City of New York (which may include the purchasing agent or its affiliates) selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money market banks for negotiable United States certificates of


                   Hartford Life Global Funding Trust 2007-003 deposit with a remaining maturity closest to the particular Index Maturity in an amount that is representative for a single transaction in that market at that time; or

                   (D) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (C), the CD Rate in effect on the particular Interest Determination Date; provided that if no CD Rate is then in effect, the interest rate for the next Interest Reset Period will be the Initial Interest Rate.

               "H.15(519)" means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.

               "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http//www.federalreserve.gov/releases/H15/update, or any successor site or publication.

               (2) CMT RATE NOTES. If the Interest Rate Basis is the CMT Rate, this Note shall be deemed a "CMT Rate Note." Unless otherwise specified on the face hereof, "CMT Rate" means, from the Issuance Date to the first Interest Reset Date, the Initial Interest Rate, if any, and thereafter:

                   (A) if CMT Moneyline Telerate Page 7051 is specified on the face hereof:

                        ix. the percentage equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) on page 7051 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7051"), for the particular Interest Determination Date; or

                        x. if the rate referred to in clause (i) does not so appear on Moneyline Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the particular Interest Determination Date as published in H.15(519) under the caption "Treasury Constant Maturities"; or


                   Hartford Life Global Funding Trust 2007-003

                        xi. if the rate referred to in clause (ii) does not so appear in H.15(519), the rate on the particular Interest Determination Date for the period of the particular Index Maturity as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519); or

                        xii. if the rate  referred to in clause  (iii) is not so
                             published, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three leading primary United States government securities dealers in The City of New York (which may include the purchasing agent or its affiliates) (each, a "Reference Dealer") selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

                       xiii. if fewer  than five but more than two of the prices
                             referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or

                        xiv. if fewer than three  prices  referred  to in clause
                             (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to


                   Hartford Life Global Funding Trust 2007-003
                                     B - 13
                             maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

                        xv. if fewer than five but more than two prices referred to in clause (vi) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or

                       xvi.  if  fewer than three  prices  referred to in clause
                             (vi) are provided as requested, the CMT Rate in effect on the particular Interest Determination Date; provided that if no CMT Rate is then in effect, the interest rate for the next Interest Reset Period will be the Initial Interest Rate; or

               (B) if CMT Moneyline Telerate Page 7052 is specified on the face hereof:

                         ix. the percentage  equal to the one-week or one-month,
                             as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) opposite the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) (on page 7052 or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls; or

                         x. if the rate referred to in clause (i) does not so appear on Moneyline Telerate Page 7052, the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the week or month, as applicable, preceding the particular Interest Determination Date as published in H.15(519) opposite the caption "Treasury Constant Maturities"; or

                        xi. if the rate referred to in clause (ii) does not so appear in H.15(519), the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately


                   Hartford Life Global Funding Trust 2007-003
                                     B - 14
                             preceding the week or month, as applicable, in which the particular Interest Determination Date falls; or

                        xii. if the rate  referred to in clause  (iii) is not so
                             published, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

                       xiii. if fewer  than five but more than two of the prices
                             referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or

                        xiv. if fewer than three  prices  referred  to in clause
                             (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time; or

                        xv. if fewer than five but more than two prices referred to in clause (vi) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither


                   Hartford Life Global Funding Trust 2007-003
                             the highest nor the lowest of the quotations will be eliminated; or

                        xvi. if fewer than three prices  referred to in clause
                             (vi) are provided as requested, the CMT Rate in effect on that Interest Determination Date; provided that if no CMT Rate is then in effect, the interest rate for the next Interest Reset Period will be the Initial Interest Rate.

               If two United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to the particular Index Maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

           (3) COMMERCIAL PAPER RATE NOTES. If the Interest Rate Basis is the Commercial Paper Rate, this Note shall be deemed a "Commercial Paper Rate Note." Unless otherwise specified on the face hereof, "Commercial Paper Rate" means, from the Issuance Date to the first Interest Reset Date, the Initial Interest Rate, if any, and thereafter:

               (A) the Money Market Yield (as defined below) on the particular Interest Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Commercial Paper--Nonfinancial"; or

               (B) if the rate referred to in clause (A) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Money Market Yield of the rate on the particular Interest Determination Date for commercial paper having the particular Index Maturity as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Commercial Paper--Nonfinancial"; or

               (C) if the rate referred to in clause (B) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on that Interest Determination Date of three leading dealers of United States dollar commercial paper in The City of New York (which may include the purchasing agent or its affiliates) selected by the Calculation Agent for commercial paper having the particular Index Maturity placed for industrial issuers whose bond rating is "Aa", or the equivalent, from a nationally recognized statistical rating organization; or


                   Hartford Life Global Funding Trust 2007-003

               (D) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (C), the Commercial Paper Rate in effect on the particular Interest Determination Date; provided that if no Commercial Paper Rate is then in effect, the interest rate for the next Interest Reset Period will be the Initial Interest Rate.

           "Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

               Money Market Yield =                D x 360      x 100
                                                  -----------------
                                                    360 - (D x M)

           where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the applicable Interest Reset Period.

           (4) FEDERAL FUNDS RATE NOTES. If the Interest Rate Basis is the Federal Funds Rate, this Note shall be deemed a "Federal Funds Rate Note." Unless otherwise specified on the face hereof, "Federal Funds Rate" means, from the Issuance Date to the first Interest Reset Date, the Initial Interest Rate, if any, and thereafter:

               (A) the rate on the particular Interest Determination Date for United States dollar federal funds as published in H.15(519) under the caption "Federal Funds (Effective)" and displayed on Moneyline Telerate (or any successor service) on page 120 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 120"); or

               (B) if the rate referred to in clause (A) does not so appear on Moneyline Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Federal Funds (Effective)"; or

               (C) if the rate referred to in clause (B) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York (which may include the purchasing agent or its affiliates) selected by the Calculation Agent prior to 9:00 A.M., New York City time, on that Interest Determination Date; or

               (D) if the brokers so selected by the Calculation Agent are not quoting as mentioned in clause (C), the Federal Funds Rate in effect on the particular Interest Determination Date; provided that if no Federal Funds


                   Hartford Life Global Funding Trust 2007-003

               Rate is then in effect, the interest rate for the next Interest Reset Period will be the Initial Interest Rate.

           (5) LIBOR NOTES. If the Interest Rate Basis is LIBOR, this Note shall be deemed a "LIBOR Note." Unless otherwise specified on the face hereof, "LIBOR" means, from the Issuance Date to the first Interest Reset Date, the Initial Interest Rate, if any, and thereafter:

               (A) if "LIBOR Moneyline Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the LIBOR Currency (as defined below) having the Index Maturity specified on the face hereof, commencing on the related Interest Reset Date, that appears on the LIBOR Page (as defined below) as of 11:00 A.M., London time, on the particular Interest Determination Date; or

               (B) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates, calculated by the Calculation Agent, or the offered rate, if the LIBOR Page by its terms provides only for a single rate, for deposits in the LIBOR Currency having the particular Index Maturity, commencing on the related Interest Reset Date, that appear or appears, as the case may be, on the LIBOR Page as of 11:00 A.M., London time, on the particular Interest Determination Date; or

               (C) if fewer than two offered rates appear, or no rate appears, as the case may be, on the particular Interest Determination Date on the LIBOR Page as specified in clause (A) or (B), as applicable, the rate calculated by the Calculation Agent as the arithmetic mean of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks (which may include affiliates of the purchasing agent) in the London interbank market to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the particular Index Maturity, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time; or

               (D) if fewer than two offered quotations referred to in clause
               (C) are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on the particular Interest Determination Date by three major banks (which may include affiliates of the purchasing agent) in that Principal Financial Center selected by the Calculation Agent for loans in the LIBOR Currency to leading European


                   Hartford Life Global Funding Trust 2007-003
               banks, having the particular Index Maturity and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time; or

               (E) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (D), LIBOR in effect on the particular Interest Determination Date; provided that if no LIBOR is then in effect, the interest rate for the next Interest Reset Period will be the Initial Interest Rate.

           "LIBOR Currency" means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no currency is specified on the face hereof, United States dollars.

           "LIBOR Page" means either: (1) if "LIBOR Reuters" is specified on the face hereof, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace that page on that service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency; or (2) if "LIBOR Moneyline Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on Moneyline Telerate (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service), or if no such page is specified, on the Moneyline Telerate (or any successor service) page generally used for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.

           (6) PRIME RATE NOTES. If the Interest Rate Basis is the Prime Rate, this Note shall be deemed a "Prime Rate Note." Unless otherwise specified on the face hereof, "Prime Rate" means, from the Issuance Date to the first Interest Reset Date, the Initial Interest Rate, if any, and thereafter:

               (A) the rate on the particular Interest Determination Date as published in H.15(519) under the caption "Bank Prime Loan"; or

               (B) if the rate referred to in clause (A) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Bank Prime Loan", or

               (C) if the rate referred to in clause (B) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined

                   Hartford Life Global Funding Trust 2007-003
               below) as the applicable bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on that Interest Determination Date; or

               (D) if fewer than four rates referred to in clause (C) are so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate calculated by the Calculation Agent on the particular Interest Determination Date as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on that Interest Determination Date by three major banks (which may include affiliates of the purchasing agent) in The City of New York selected by the Calculation Agent; or

               (E) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (D), the Prime Rate in effect on the particular Interest Determination Date; provided that if no Prime Rate is then in effect, the interest rate for the next Interest Reset Period will be the Initial Interest Rate.

           "Reuters Screen US PRIME 1 Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the "US PRIME 1" page (or any other page as may replace that page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.

           (7) TREASURY RATE NOTES. If the Interest Rate Basis is the Treasury Rate, this Note shall be deemed a "Treasury Rate Note." Unless otherwise specified on the face hereof, "Treasury Rate" means, from the Issuance Date to the first Interest Reset Date, the Initial Interest Rate, if any, and thereafter:

               (A) the rate from the auction held on the Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof under the caption "Investment Rate" on the display on Moneyline Telerate (or any successor service) on page 56 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 56") or page 57 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 57"); or

               (B) if the rate referred to in clause (A) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as defined below) of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High"; or

               (C) if the rate referred to in clause (B) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond


                   Hartford Life Global Funding Trust 2007-003

               Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury; or

               (D) if the rate referred to in clause (C) is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or

               (E) if the rate referred to in clause (D) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or

               (F) if the rate referred to in clause (E) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on that Interest Determination Date, of three primary United States government securities dealers (which may include the purchasing agent or its affiliates) selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; or

               (G) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (F), the Treasury Rate in effect on the particular Interest Determination Date; provided that if no Treasury Rate is then in effect, the interest rate for the next Interest Reset Period will be the Initial Interest Rate.

           "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

               Bond Equivalent Yield =              D x N       x 100
                                              -----------------
                                                360 - (D x M)

           where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable Interest Reset Period.

      (c) DISCOUNT NOTES. If this Note is specified on the face hereof as a "Discount Note":


                   Hartford Life Global Funding Trust 2007-003
                                     B - 21

               (i) PRINCIPAL AND INTEREST. This Note will bear interest in the same manner as set forth in Section 3(a) above, and payments of principal and interest shall be made as set forth on the face hereof. Discount Notes may not bear any interest currently or may bear interest at a rate that is below market rates at the time of issuance. The difference between the Issue Price of a Discount Note and par is referred to as the "Discount".

               (ii) REDEMPTION; REPAYMENT; ACCELERATION. In the event a Discount
               Note is redeemed, repaid or accelerated, the amount payable to the Holder of such Discount Note will be equal to the sum of: (A) the Issue Price (increased by any accruals of Discount) and, in the event of any redemption of such Discount Note, if applicable, multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable); and
               (B) any unpaid interest accrued on such Discount Note to the Maturity Date ("Amortized Face Amount"). Unless otherwise specified on the face hereof, for purposes of determining the amount of Discount that has accrued as of any date on which a redemption, repayment or acceleration of maturity occurs for a Discount Note, a Discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates for the applicable Discount Note (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to the applicable Discount Note and an assumption that the maturity of such Discount Note will not be accelerated. If the period from the date of issue to the first Interest Payment Date for a Discount Note (the "Initial Period") is shorter than the compounding period for such Discount Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then the period will be divided into a regular compounding period and a short period with the short period being treated as provided above.

SECTION 4. REDEMPTION. If no redemption right is set forth on the face hereof, this Note may not be redeemed prior to the Stated Maturity Date, except as set forth in the Indenture. If a redemption right is set forth on the face of this Note, the Trust shall redeem this Note on the Interest Payment Date on or after the Initial Redemption Date set forth on the face hereof on which the Funding Agreement is to be redeemed in whole or in part by Hartford Life Insurance Company ("HARTFORD LIFE") (each, a "REDEMPTION DATE"), in which case this Note must be redeemed on such Redemption Date in whole or in part, as applicable, prior to the Stated Maturity Date, in increments equal to the Authorized Denominations (provided that any remaining Principal Amount hereof shall be at least equal to the Authorized Denomination) at the applicable Redemption Price (as defined below), together with unpaid interest, if any, accrued thereon to, but excluding, the applicable Redemption Date. "REDEMPTION PRICE" shall mean an amount equal to the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable) multiplied by the unpaid Principal Amount of this Note to be redeemed (or in the case of Discount Notes, multiplied as set forth in Section 3(c)(ii) above). The unpaid Principal Amount of this Note to be redeemed shall be determined by multiplying (1) the Outstanding Principal Amount of this Note by (2) the quotient derived by dividing (A) the outstanding principal amount of the Funding Agreement to be redeemed by Hartford Life by (B) the outstanding principal amount of the Funding Agreement.


                   Hartford Life Global Funding Trust 2007-003

The Initial Redemption Percentage, if any, applicable to this Note shall decline at each anniversary of the Initial Redemption Date by an amount equal to the applicable Annual Redemption Percentage Reduction, if any, until the Redemption Price is equal to 100% of the unpaid amount thereof to be redeemed. Notice must be given not more than seventy-five (75) nor less than thirty (30) calendar days prior to the proposed Redemption Date. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

SECTION 5. SINKING FUNDS AND AMORTIZING NOTES. Unless specified on the face hereof, this Note will not be subject to, or entitled to the benefit of, any sinking fund. If this Note is specified on the face hereof as an "Amortizing Note", this Note will bear interest in the same manner as set forth in Section 3(a) above, and payments of principal, premium, if any, and interest will be made as set forth on the face hereof and/or in accordance with Schedule I attached hereto. The Trust will make payments combining principal, premium (if any) and interest, if applicable, on the dates and in the amounts set forth in the table appearing in SCHEDULE I, attached to this Note or in accordance with the formula specified on the face hereof. Payments made hereon will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof.

SECTION 6. REPAYMENT. If no repayment right is set forth on the face hereof, this Note may not be repaid at the option of the Holder hereof prior to the Stated Maturity Date. If a repayment right is granted on the face of this Note, this Note may be subject to repayment at the option of the Holder on any Interest Payment Date on and after the date, if any, indicated on the face hereof (each, a "Repayment Date"). On any Repayment Date, unless otherwise specified on the face hereof, this Note shall be repayable in whole or in part in increments equal to the Authorized Denominations (provided that any remaining Principal Amount hereof shall be at least equal to the Authorized Denomination) at the option of the Holder hereof at the Repayment Price equal to the percentage of the Principal Amount to be repaid specified on the face hereof, together with interest thereon payable to the Repayment Date. For this Note to be repaid in whole or in part at the option of the Holder hereof, the Indenture Trustee (or the Paying Agent on behalf of the Indenture Trustee) must receive, at its Corporate Trust Office, or at such other place or places of which the Trust shall from time to time notify the Holder of this Note, not more than seventy-five (75) nor less than thirty (30) days prior to a Repayment Date, shown on the face of this Note, (I) this Note with the form entitled "Option to Elect Repayment", attached hereto, duly completed by the Holder or (II) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth the name of the holder of this Note, the principal amount hereof, the certificate number of this Note or a description of this Note's tenor and terms, the principal amount hereof to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note, together with the form entitled "Option to Elect Repayment" duly completed, will be received by the Indenture Trustee (or the Paying Agent on behalf of the Indenture Trustee) not later than the fifth (5th) Business Day after the date of such telegram, telex, facsimile transmission or letter; PROVIDED, that such telegram, telex, facsimile transmission or letter shall only be effective if this Note and form duly completed are received by the Indenture Trustee (or the Paying Agent on behalf of the Indenture Trustee) by such fifth (5th) Business Day. Exercise of such repayment option by the Holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new


                   Hartford Life Global Funding Trust 2007-003

Note or Notes for the amount of the unpaid portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

SECTION 7. MODIFICATIONS AND WAIVERS. The Indenture contains provisions permitting the Trust and the Indenture Trustee (1) at any time and from time to time without notice to, or the consent of, the Holders of any Notes issued under the Indenture to enter into one or more supplemental indentures for certain enumerated purposes and (2) with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes affected thereby, to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of Holders of Notes under the Indenture; PROVIDED, that, with respect to certain enumerated provisions, no such supplemental indenture shall be entered into without the consent of the Holder of each Note affected thereby. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Notes.

SECTION 8. OBLIGATIONS UNCONDITIONAL. No reference herein to the Indenture and no provisions of this Note or of the Indenture shall impair the right of each Holder of any Note, which is absolute and unconditional, to receive payment of the principal of, and any interest on, and premium, if any, on, such Note on the respective Stated Maturity Date or redemption date thereof and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 9. EVENTS OF DEFAULT. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of, and all other amounts payable on, the Notes may be declared due and payable, or may be automatically accelerated, as the case may be, in the manner and with the effect provided in the Indenture. In the event that this Note is a Discount Note, the amount of principal of this Note that becomes due and payable upon such acceleration shall be equal to the amount calculated as set forth in Section 3(c) hereof.

SECTION 10. WITHHOLDING; TAX EVENT. All amounts due in respect of this Note will be made free and clear of any applicable withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority, unless such withholding or deduction is required by law. Unless otherwise specified on the face hereof, the Trust will not pay any additional amounts to the Holder of this Note in respect of any such withholding or deduction, any such withholding or deduction will not give rise to an Event of Default or any independent right or obligation to redeem this Note and the Holder will be deemed for all purposes to have received cash in an amount equal to the portion of such withholding or deduction that is attributable to such Holder's interest in this Note as equitably determined by the Trust.

If Hartford Life will be required to pay additional amounts to the Trust to reflect any required withholding or deduction under the Funding Agreement and Hartford Life is required, or based on an opinion of independent legal counsel selected by Hartford Life more than an insubstantial

                   Hartford Life Global Funding Trust 2007-003
                                     B - 24
risk exists that Hartford Life will be required to pay additional amounts in respect of such withholding or deduction, Hartford Life will have the right to redeem the Funding Agreement and, if Hartford Life elects to so redeem the Funding Agreement, the Trust will redeem this Note, subject to the terms and conditions of Section 2.04 of the Indenture.

         If (1) a Tax Event (defined below) as to the relevant Funding Agreement occurs and (2) Hartford Life elects to redeem the Funding Agreement in whole or in part, the Trust will redeem this Note, subject to the terms and conditions of
Section 2.04 of the Indenture, at the Tax Event Redemption Price (defined below) together with unpaid interest accrued thereon to the applicable redemption date. "TAX EVENT" means that Hartford Life shall have received an opinion of independent legal counsel stating in effect that as a result of (A) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (B) any amendment to, or change in, an interpretation or application of any such laws or regulations by any governmental authority in the United States, which amendment or change is enacted, promulgated, issued or announced on or after the effective date of the relevant Funding Agreement, there is more than an insubstantial risk that (I) the Trust is, or will be within ninety (90) days of the date thereof, subject to U.S. federal income tax with respect to interest accrued or received on the relevant Funding Agreement or (II) the Trust is, or will be within ninety (90) days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges. "TAX EVENT REDEMPTION PRICE" means an amount equal to the unpaid principal amount of this Note to be redeemed, which shall be determined by multiplying (1) the Outstanding Principal Amount of this Note by (2) the quotient derived by dividing (A) the outstanding principal amount to be redeemed by Hartford Life of the Funding Agreement by (B) the outstanding principal amount of the Funding Agreement.

SECTION 11. LISTING. Unless otherwise specified on the face hereof, this Note will not be listed on any securities exchange.

SECTION 12. COLLATERAL. The Collateral for this Note includes the Funding Agreement specified on the face \hereof.

SECTION 13. NO RECOURSE AGAINST CERTAIN PERSONS. No recourse shall be had for the payment of any principal, interest or any other sums at any time owing under the terms of this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against the Nonrecourse Parties, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such personal liability being, by the acceptance hereof and as part of the consideration for issue hereof, expressly waived and released.

SECTION 14.   MISCELLANEOUS.

         (a) This Note is issuable only as a registered Note without coupons in denominations of $1,000 and any integral multiple of $1,000 in excess thereof unless otherwise specified on the face of this Note.


                   Hartford Life Global Funding Trust 2007-003

         (b) Prior to due presentment for registration of transfer of this Note, the Trust, the Indenture Trustee, the Registrar, the Paying Agent, any Agent, and any other agent of the Trust or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note shall be overdue, and none of the Trust, the Indenture Trustee, the Registrar, the Paying Agent, any Agent, or any other agent of the Trust or the Indenture Trustee shall be affected by notice to the contrary.

         (c) The Notes are being issued by means of a book-entry-only system with no physical distribution of certificates to be made except as provided in the Indenture. The book-entry system maintained by DTC will evidence ownership of the Notes, with transfers of ownership effected on the records of DTC and its participants pursuant to rules and procedures established by DTC and its participants. The Trust and the Indenture Trustee will recognize Cede & Co., as nominee of DTC, as the registered owner of the Notes, as the Holder of the Notes for all purposes, including payment of principal, premium (if any) and interest, notices and voting. Transfer of principal, premium (if any) and interest to participants of DTC will be the responsibility of DTC, and transfer of principal, premium (if any) and interest to beneficial holders of the Notes by participants of DTC will be the responsibility of such participants and other nominees of such beneficial holders. So long as the book-entry system is in effect, the selection of any Notes to be redeemed or repaid will be determined by DTC pursuant to rules and procedures established by DTC and its participants. Neither the Trust nor the Indenture Trustee will be responsible or liable for such transfers or payments or for maintaining, supervising or reviewing the records maintained by DTC, its participants or persons acting through such participants.

         (d) This Note or portion hereof may not be exchanged for Definitive Notes, except in the limited circumstances provided for in the Indenture. The transfer or exchange of Definitive Notes shall be subject to the terms of the Indenture. No service charge will be made for any registration of transfer or exchange, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

SECTION 15. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.





                   Hartford Life Global Funding Trust 2007-003
                                     B - 26

                            OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) and instruct(s) the Trust to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the Principal Amount hereof together with interest to the repayment date, to the undersigned, at:

________________________________________________________________________

________________________________________________________________________(Please
print or typewrite name and address of the undersigned).

If less than the entire Principal Amount of this Note is to be repaid, specify the portion hereof (which shall be in increments of $1,000) which the Holder elects to have repaid and specify the denomination or denominations (which shall be $______ or an integral multiple of $1,000 in excess of $______) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

$ ___________________________
                                         NOTICE: The signature on this Option to
Date:  ______________________            Elect Repayment must correspond with
                                         the name as written upon the face of
                                         this Note in every particular, without
                                         alteration or enlargement or any change
                                         whatever.


Principal Amount to be repaid, if        Fill in for registration of Notes if to
amount to be repaid is less than the     be issued otherwise than to the
(Principal Amount of this Note Principal registered Holder:
Amount remaining must be an authorized
denomination)
                                         Name:  ________________________________

$___________________________             Address: ______________________________

                                                  ______________________________
                                                  (Please print name and address
                                                  including zip code)
SOCIAL SECURITY OR OTHER TAXPAYER ID NUMBER:  _________________________________





                   Hartford Life Global Funding Trust 2007-003
                                     B - 27

                                   SCHEDULE I

                          AMORTIZATION TABLE OR FORMULA

                                 Not applicable.

















                   Hartford Life Global Funding Trust 2007-003
                                     SI - 1

                                   SCHEDULE II

SPREAD:

         The spread for the Notes for the indicated periods is as follows:

------------------------------------------------------------------------------------------- ------------
                                                  PERIOD                                        SPREAD
------------------------------------------------------------------------------------------- ------------
From and including the Issuance Date to but not including March 15, 2009                    + 0.02%
------------------------------------------------------------------------------------------- ------------
From and including March 15, 2009 to but not including March 15, 2010                       + 0.03%
------------------------------------------------------------------------------------------- ------------
From and including March 15, 2010 to but not including the Final Stated Maturity Date       + 0.04%
------------------------------------------------------------------------------------------- ------------




                   Hartford Life Global Funding Trust 2007-003
                                     SII - 1